[LOGO OF PBHG(R) FUNDS]

     INSURANCE SERIES FUND

     PROSPECTUS APRIL 8, 2005


     o  LIBERTY RIDGE GROWTH II PORTFOLIO
        (formerly known as PBHG Growth II Portfolio)

     o  LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO
        (formerly known as PBHG Large Cap Growth Concentrated Portfolio)

     o  LIBERTY RIDGE SELECT VALUE PORTFOLIO
        (formerly known as PBHG Select Value Portfolio)

     o  LIBERTY RIDGE SMALL CAP PORTFOLIO
        (formerly known as PBHG Small Cap Portfolio)

     o  LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO
        (formerly known as PBHG Technology & Communications Portfolio)


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Portfolio shares as an investment or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AN INTRODUCTION TO PBHG INSURANCE SERIES FUND AND THIS PROSPECTUS:

PBHG Insurance Series Fund is a mutual fund that sells shares in its separate investment portfolios ("Portfolios") through variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by separate accounts of certain insurance companies ("Participating Insurance Companies").

Each Portfolio has its own investment objective and strategies for reaching that goal. Before investing, make sure the Portfolio's goal matches your own. In general, these Portfolios are designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Portfolios may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Portfolios also may not be suitable for investors who require regular income or stability of principal.

Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) ("Liberty Ridge Capital") is the investment adviser for each Portfolio. Liberty Ridge Capital invests Portfolio assets in a way that it believes will help a Portfolio achieve its goal. However, there is no guarantee that a Portfolio will achieve its goal.

This Prospectus contains important information you should know before investing in any Portfolio and as a shareholder in a Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

          CONTENTS                                                Page
          -----------------------------------------------------   ----
          PORTFOLIO SUMMARIES                                        2
               Liberty Ridge Growth II
               Liberty Ridge Large Cap Growth
                Concentrated Portfolio
                (formerly known as PBHG Large Cap
               Growth Concentrated Portfolio)
               Liberty Ridge Select Value Portfolio
               Liberty Ridge Small Cap Portfolio
               Liberty Ridge Technology &
               Communications Portfolio
          THE INVESTMENT ADVISER                                    20
          PORTFOLIO MANAGERS                                        21
          YOUR INVESTMENT                                           22
               Policy Regarding Excessive or Short-Term Trading Pricing Portfolio Shares
               Buying & Selling Portfolio Shares
               Distributions and Taxes
               Potential Conflicts of Interest

          FINANCIAL HIGHLIGHTS                                      26

LIBERTY RIDGE GROWTH II PORTFOLIO

GOAL:

The Portfolio seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Portfolio's investment. As of March 31, 2005, the majority of companies in the Russell Midcap(R) Growth Index had market capitalizations between $523 million and $38.2 billion. The growth securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. The size of the companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Portfolio. Generally speaking, the Portfolio may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio will go up and down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Portfolio emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may even go down in price.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future. For certain periods, the performance of the Portfolio was largely attributable to investments in technology companies during a time of exceptional performance in that sector. An investment in technology companies involves the risk of volatility and investors should not expect that such favorable market conditions will continue or that the exceptional returns may be repeated.

[CHART APPEARS HERE]

2004                    6.61%
2003                   25.70%
2002                  -30.43%
2001                  -40.47%
2000                  -16.67%
1999                   98.19%
1998                    8.19%


                                  BEST QUARTER
                   4th Quarter 1999               49.97%

                                  WORST QUARTER
                   1st Quarter 2001              -39.25%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                        PAST       PAST     SINCE INCEPTION
                                       1 YEAR     5 YEARS      (4/30/97)
                                       -------    -------   ---------------
Growth II Portfolio                       6.61%    -14.29%             0.84%

Russell Midcap(R) Growth Index           15.48%     -3.36%             8.48%

For more information on this Portfolio's investment strategies and associated risks, please refer to the More About the Portfolios section beginning on page 12.

FEES AND EXPENSES:

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)
------------------------------------------------------------------
Maximum Sales Charge (Load)
  Imposed on Purchases ............................ Not applicable
Maximum Deferred Sales Charge (Load) .............. Not applicable
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends
  (and Other Distributions)  ...................... Not applicable
Redemption Fee .................................... Not applicable
Exchange Fee ...................................... Not applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
------------------------------------------------------------------
Management Fees ............................................. 0.85%
Distribution and/or Services (12b-1) Fees ................... None
Other Expenses .............................................. 0.30%(1)
Total Annual Fund Operating Expenses ........................ 1.15%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                   YOUR COST
                             1 Year        $    117
                             2 Years       $    239
                             3 Years       $    365
                             4 Years       $    497
                             5 Years       $    633
                             6 Years       $    775
                             7 Years       $    922
                             8 Years       $  1,074
                             9 Years       $  1,233
                            10 Years       $  1,398

LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO
(FORMERLY KNOWN AS PBHG LARGE CAP GROWTH CONCENTRATED PORTFOLIO)

GOAL:

The Portfolio seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Portfolio's investment. As of March 31, 2005, the companies in the Russell 1000(R) Growth Index had market capitalizations between $497 million and $382.2 billion. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those in which Liberty Ridge Capital intends to focus the Portfolio's investments will change with market conditions and the composition of the index. The growth securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Portfolio. Generally speaking, the Portfolio may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

MAIN INVESTMENT RISKS:

The Portfolio is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Portfolio may go down, which means you could lose money. The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation, or industry changes.

While the growth securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Portfolio's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities. Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future. For certain periods, the performance of the Portfolio was largely attributable to investments in technology companies during a time of exceptional performance in that sector. An investment in technology companies involves the risk of volatility and investors should not expect that such favorable market conditions will continue or that the exceptional returns may be repeated.

[CHART APPEARS HERE]

2004                       8.95%
2003                      31.19%
2002                    - 29.32%
2001                     -28.28%
2000                      -1.48%
1999                      65.22%
1998                      30.63%


                                  BEST QUARTER
                   4th Quarter 1999              74.31%

                                  WORST QUARTER
                   4th Quarter 2000             -33.70%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                        PAST       PAST     SINCE INCEPTION
                                       1 YEAR     5 YEARS      (9/25/97)
                                       -------    -------   ---------------
Large Cap Growth
Concentrated Portfolio                    6.92%    -13.87%             6.22%

Russell 1000(R) Growth Index              6.30%     -9.29%             1.96%*

S&P 500 Index                            10.88%     -2.30%             7.15%*

* The Russell 1000(R) Growth Index and S&P Index since inception returns are as of 9/30/97.

For more information on this Portfolio's investment strategies and associated risks, please refer to the More About the Portfolios section beginning on page 12.

FEES AND EXPENSES:

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)
------------------------------------------------------------------
Maximum Sales Charge (Load)
  Imposed on Purchases ............................ Not applicable
Maximum Deferred Sales Charge (Load) .............. Not applicable
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends
  (and Other Distributions)  ...................... Not applicable
Redemption Fee .................................... Not applicable
Exchange Fee ...................................... Not applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
------------------------------------------------------------------
Management Fees ............................................. 0.85%
Distribution and/or Services (12b-1) Fees ................... None
Other Expenses .............................................. 0.23%(1)
Total Annual Fund Operating Expenses ........................ 1.08%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses arc less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
                             1 Year        $    110
                             2 Years       $    225
                             3 Years       $    343
                             4 Years       $    467
                             5 Years       $    595
                             6 Years       $    729
                             7 Years       $    868
                             8 Years       $  1,012
                             9 Years       $  1,162
                            10 Years       $  1,317

LIBERTY RIDGE SELECT VALUE PORTFOLIO

GOAL:

The Portfolio seeks to provide investors long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio invests at least 65% of its assets in value securities, such as common stocks, of no more than 30 companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Portfolio's investment. As of March 31, 2005, the companies in the S&P 500 Index had market capitalizations between $575 million and $382.2 billion. The securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus on those value securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the Index and those in which Liberty Ridge Capital intends to focus the Portfolio's investments will change with market conditions and the composition of the Index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of value in managing this Portfolio. Liberty Ridge Capital may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio will go up and down, which means you could lose money.

The Portfolio invests in a limited number of stocks in order to achieve a potentially greater investment return. As a result, the price change of a single security, positive or negative, has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than a fund that does not invest in a limited number of stocks.

The price of the securities in the Portfolios will fluctuate. These price movements may occur because of the changes in the financial markets, the company's individual situation, or industry changes.

While the value securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full worth and may even go down in price, the Portfolio's emphasis on large company securities may limit some of the risk associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved. Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future.

[CHART APPEARS HERE]

2004                     2.85%
2003                    18.29%
2002                   -25.07%
2001                     1.72%
2000                    17.88%
1999                     8.89%
1998                    37.96%


                                  BEST QUARTER
                   4th Quarter 1998              29.59%

                                  WORST QUARTER
                   3rd Quarter 2002             -21.66%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                         PAST       PAST    SINCE INCEPTION
                                        1 YEAR    5 YEARS     (10/28/97)
                                       -------    -------   ---------------
Select Value Portfolio                    2.85%      1.80%             7.79%

S&P 500 Index                            10.88%     -2.30%             5.57%*

*    The S&P 500 Index since inception return is as of 10/31/97.

For more information on this Portfolio's investment strategies and associated risks, please refer to the More About Portfolios section beginning on page 12.

FEES AND EXPENSES:

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------
Maximum Sales Charge (Load)
  Imposed on Purchases ............................. Not Applicable
Maximum Deferred Sales Charge (Load) ............... Not Applicable
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Other Distributions ................ Not Applicable
Redemption Fee ..................................... Not Applicable
Exchange Fee ....................................... Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
------------------------------------------------------------------
Management Fees .............................................. 0.65%
Distribution and/or Services (12b-1) Fees .................... None
Other Expenses ............................................... 0.25%(1)
Total Annual Fund Operating Expenses ......................... 0.90%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.00%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.00%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                   YOUR COST
                             1 Year        $     92
                             2 Years       $    187
                             3 Years       $    287
                             4 Years       $    391
                             5 Years       $    498
                             6 Years       $    611
                             7 Years       $    728
                             8 Years       $    849
                             9 Years       $    976
                            10 Years       $  1,108

LIBERTY RIDGE SMALL CAP PORTFOLIO

GOAL:

The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Portfolio's investment. As of March 31, 2005, the companies in the Russell 2000(R) Index had market capitalizations between $29 million and $6.5 billion. The size of the companies in the Russell 2000(R) Index will change with market conditions and the composition of the Index. The equity securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Portfolio. The Portfolio may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Portfolio's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Portfolio generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio may go down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Portfolio emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full worth and may go down in price. Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future.

[CHART APPEARS HERE]

2004                      16.18%
2003                      39.03%
2002                     -31.11%
2001                       6.07%
2000                      36.13%
1999                      15.93%
1998                      10.94%


                                  BEST QUARTER
                   4th Quarter 1998             25.92%

                                  WORST QUARTER
                   3rd Quarter 2002            -21.24%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                         PAST       PAST    SINCE INCEPTION
                                        1 YEAR    5 YEARS    (10/28/97)
                                       -------    -------   ---------------
Small Cap Portfolio                      16.18%      9.95%            11.37%
Russell 2000(R) Index                    18.33%      6.61%             7.19%*

*    The since inception return for the Russell 2000(R) Index is as of 10/31/97.

Prior to January 1, 2003, the Portfolio was named the PBHG Small Cap Value Portfolio and invested primarily in certain small cap value companies. Effective January 1, 2003, the Portfolio's focus is primarily on certain small cap value companies that also exhibit certain growth characteristics. Therefore, the Portfolio's performance prior to January 1, 2003 may not be indicative of its future performance.

For more information on this Portfolio's investment strategies and associated risks, please refer to the More About Portfolios section beginning on page 12.

FEES AND EXPENSES:

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------
Maximum Sales Charge (Load)
  Imposed on Purchases ............................. Not Applicable
Maximum Deferred Sales Charge (Load) ............... Not Applicable
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Other Distributions ................ Not Applicable
Redemption Fee ..................................... Not Applicable
Exchange Fee ....................................... Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
-------------------------------------------------------------------
Management Fees .............................................. 1.00%
Distribution and/or Services (12b-1) Fees .................... None
Other Expenses ............................................... 0.23%(1)
Total Annual Fund Operating Expenses ......................... 1.23%(1)
Less: Fee Waiver (and/or) Expense Reimbursement .............. 0.03%(1)
Net Expenses ................................................. 1.20%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ended December 31, 2005. That's because for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses reflect net operating expenses with expense waivers for the one year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                   YOUR COST
                             1 Year        $    122
                             2 Years       $    252
                             3 Years       $    387
                             4 Years       $    527
                             5 Years       $    673
                             6 Years       $    824
                             7 Years       $    980
                             8 Years       $  1,143
                             9 Years       $  1,311
                            10 Years       $  1,486

LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO

GOAL:

The Portfolio seeks to provide investors with long-term growth of capital. Current income is incidental to the Portfolio's goal.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sectors of the market. In addition, the Portfolio is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Portfolio invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and company quality in managing this Portfolio. Generally, the Portfolio may sell a security when investment goals are realized or the investment thesis is no longer valid.

MAIN INVESTMENT RISKS:

The Portfolio is non-diversified, which means it invests a higher percentage of its assets in a limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Portfolio is concentrated, which means, as compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not concentrate its investments.

The value of your investment in the Portfolio may go down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the PSE Technology Index(R). The PSE Technology Index(R) is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future. For certain periods, the performance of the Portfolio was largely attributable to investments in technology companies during a time of exceptional performance in that sector. An investment in technology companies involves the risk of volatility and investors should not expect that such favorable market conditions will continue or that the exceptional returns may be repeated.

[CHART APPEARS HERE]

2004                    6.42%
2003                   45.33%
2002                  -53.99%
2001                  -52.32%
2000                  -42.12%
1999                  234.38%
1998                   32.20%


                                  BEST QUARTER
                   4th Quarter 1999             108.57%

                                  WORST QUARTER
                   4th Quarter 2000             -49.86%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                         PAST       PAST    SINCE INCEPTION
                                        1 YEAR    5 YEARS      (4/30/97)
                                       -------    -------   ---------------
Technology & Communications Portfolio     6.42%    -27.78%            -1.31%

PSE Technology Index(R)                  12.09%     -4.09%            16.27%

For more information on this Portfolio's investment strategies and associated risks, please refer to the More About Portfolios section beginning on page 12.

FEES AND EXPENSES:

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------
Maximum Sales Charge (Load)
  Imposed on Purchases ............................. Not Applicable
Maximum Deferred Sales Charge (Load) ............... Not Applicable
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Other  Distributions ............... Not Applicable
Redemption Fee ..................................... Not Applicable
Exchange Fee ....................................... Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
-------------------------------------------------------------------
Management Fees .............................................. 0.85%
Distribution and/or Services (12b-1) Fees .................... None
Other Expenses ............................................... 0.25%(1)
Total Annual Fund Operating Expenses ......................... 1.10%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election during the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPE:

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                   YOUR COST
                             1 Year        $    112
                             2 Years       $    229
                             3 Years       $    350
                             4 Years       $    476
                             5 Years       $    606
                             6 Years       $    742
                             7 Years       $    883
                             8 Years       $  1,030
                             9 Years       $  1,182
                            10 Years       $  1,340

PERFORMANCE EXAMPLE:

The following tables summarize the impact of the Portfolio's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Portfolio's operating expenses remain the same for the time periods below. Column 1 shows the Portfolio's cumulative performance without the deduction of fees and expenses. Column 2 shows the Portfolio's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Portfolio's actual performance may be higher or lower.

           LIBERTY RIDGE GROWTH II PORTFOLIO
------------------------------------------------------------
                 Column 1                   Column 2
         ------------------------    -----------------------
          Cumulative Performance     Cumulative  Performance
         without the Deduction of     with the Deduction of
 Year        Fees and Expenses         Fees and Expenses
------   ------------------------    -----------------------
   1                5.00%                     3.85%
   2               10.25%                     7.85%
   3               15.76%                    12.00%
   4               21.55%                    16.31%
   5               27.63%                    20.79%
   6               34.01%                    25.44%
   7               40.71%                    30.27%
   8               47.75%                    35.29%
   9               55.13%                    40.49%
  10               62.90%                    45.90%


     LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO
---------------------------------------------------------------
                 Column 1                       Column 2
          ------------------------       ----------------------
           Cumulative Performance        Cumulative Performance
          without the Deduction of       with the Deduction of
 Year        Fees and Expenses              Fees and Expenses
-------   ------------------------       ----------------------
   1                5.00%                         3.92%
   2               10.25%                         7.99%
   3               15.76%                        12.23%
   4               21.55%                        16.63%
   5               27.63%                        21.20%
   6               34.01%                        25.95%
   7               40.71%                        30.89%
   8               47.75%                        36.02%
   9               55.13%                        41.35%
  10               62.90%                        46.89%


           LIBERTY RIDGE SELECT VALUE PORTFOLIO
-------------------------------------------------------------
                  Column 1                   Column 2
          ------------------------   ------------------------
           Cumulative Performance     Cumulative Performance
          without the Deduction of    with the Deduction of
 Year         Fees and Expenses         Fees and Expenses
------    ------------------------   ------------------------
  1                 5.00%                      4.10%
  2                10.25%                      8.37%
  3                15.76%                     12.81%
  4                21.55%                     17.44%
  5                27.63%                     22.25%
  6                34.01%                     27.26%
  7                40.71%                     32.48%
  8                47.75%                     37.91%
  9                55.13%                     43.57%
 10                62.90%                     49.45%


             LIBERTY RIDGE SMALL CAP PORTFOLIO
-------------------------------------------------------------
                 Column 1                    Column 2
         ------------------------   -------------------------
          Cumulative Performance      Cumulative Performance
         without the Deduction of      with the Deduction of
 Year        Fees and Expenses          Fees and Expenses
------   ------------------------   -------------------------
   1                5.00%                      3.80%
   2               10.25%                      7.71%
   3               15.76%                     11.77%
   4               21.55%                     15.99%
   5               27.63%                     20.36%
   6               34.01%                     24.90%
   7               40.71%                     29.61%
   8               47.75%                     34.49%
   9               55.13%                     39.56%
  10               62.90%                     44.83%


   LIBERTY RIDGE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
-------------------------------------------------------------
                 Column 1                   Column 2
         -------------------------  -------------------------
          Cumulative Performance     Cumulative Performance
         without the Deduction of     with the Deduction of
 Year        Fees and Expenses          Fees and Expenses
------   -------------------------  -------------------------
   1               5.00%                      3.90%
   2              10.25%                      7.95%
   3              15.76%                     12.16%
   4              21.55%                     16.54%
   5              27.63%                     21.08%
   6              34.01%                     25.80%
   7              40.71%                     30.71%
   8              47.75%                     35.81%
   9              55.13%                     41.10%
  10              62.90%                     46.61%

MORE ABOUT THE PORTFOLIOS

The following discussion and tables describe the main investment strategies discussed in the Portfolio Summaries section of this Prospectus in greater detail. From time to time, the Portfolios employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Liberty Ridge Capital believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process.

GROWTH II, LARGE CAP GROWTH CONCENTRATED AND TECHNOLOGY & COMMUNICATIONS PORTFOLIOS

Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research focused on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm believes are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

SMALL CAP AND SELECT VALUE PORTFOLIOS

Liberty Ridge Capital's blend investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital believes that consistent application of this style creates the ability to reliably add alpha over full market cycles. Liberty Ridge Capital's core process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

ALL PORTFOLIOS

Each Portfolio may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Portfolio's losses, they can prevent a Portfolio from achieving its investment goal.

Each Portfolio is actively managed, which means a Portfolio's manager may frequently buy and sell securities. Frequent trading increases a Portfolio's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Portfolio's performance. In addition, the sale of Portfolio securities may generate capital gains which, when distributed, may be taxable to you.

RISKS AND RETURNS

EQUITY SECURITIES:

Shares representing ownership or the right to ownership in a corporation. Each Portfolio may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  Equity security prices fluctuate    o  Equity securities have generally   o  Liberty Ridge Capital focuses
   over time. Security prices may         outperformed more stable              its active management on
   fall as a result of factors that       investments (such as bonds and        securities selection, the area
   relate to the company, such as         cash equivalents) over the long       it believes its investment
   management decisions or lower          term.                                 methodologies can most enhance a
   demand for the company's                                                     Portfolio's performance.
   products or services .
                                                                             o  Liberty Ridge Capital maintains
o  Equity security prices may fall                                              a long-term investment approach
   because of factors affecting                                                 and focuses on securities it
   companies in a number of                                                     believes can appreciate over an
   industries, such as increased                                                extended time frame, regardless
   production costs.                                                            of interim fluctuations.

o  Equity security prices may fall                                           o  Under normal circumstances, each
   because of changes in the                                                    Portfolio intends to remain
   financial markets, such as                                                   fully invested, with at least
   interest rates or currency                                                   65% (or in some cases, 80%) of
   exchange rate changes.                                                       its assets in equity securities.

o  Equity securities may well
   underperform more stable
   investments (such as bonds and
   cash) in the short term.

GROWTH SECURITIES:

Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  See Equity Securities.              o  See Equity Securities.             o  See Equity Securities.

o  Growth securities may be more       o  Growth securities may appreciate   o  In managing the Growth II,Large
   sensitive to changes in earnings       faster than non- growth               Cap Growth Concentrated and
   than other securities because          securities.                           Technology & Communications
   they typically trade at higher                                               Portfolios,Liberty Ridge Capital
   earnings multiples.                                                          uses its own software and
                                                                                research models which
o  The growth securities in a                                                   incorporate important attributes
   Portfolio may never reach what                                               of successful growth.Liberty
   Liberty Ridge Capital believes                                               Ridge Capital invests in growth
   are their full value and may                                                 securities that it believes have
   even go down in price.                                                       above average growth rates and
                                                                                company quality defined by
                                                                                profitable business models,good
                                                                                cash flow characteristics,
                                                                                transparent financial stability
                                                                                and good management.

                                                                             o  Generally speaking,Liberty Ridge
                                                                                Capital considers selling a
                                                                                security when investment goals
                                                                                are realized, market cap
                                                                                sensitivity becomes prevalent, or
                                                                                the investment thesis is no
                                                                                longer valid. In addition, Liberty
                                                                                Ridge Capital may sell a growth
                                                                                security for other reasons, such
                                                                                as when it shows deteriorating
                                                                                fundamentals or to invest in a
                                                                                company with more attractive
                                                                                long-term growth potential.

VALUE SECURITIES:

Equity securities that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  See Equity Securities.              o  See Equity Securities.             o  See Equity Securities.

o  Value companies may have            o  Value securities may produce       o  In managing Select Value
   experienced adverse business           significant capital appreciation      Portfolio, Liberty Ridge Capital
   developments or may be subject         as the market recognizes their        uses its own research, computer
   to special risks that have             full value.                           models and measures of value.
   caused their securities to be
   out of favor.

o  The value securities in a
   Portfolio may never reach what
   Liberty Ridge Capital believes
   are their full value and may
   even go down in price.

SMALL AND MEDIUM SIZED COMPANY SECURITIES:

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  Small and medium sized company      o  Small and medium sized company     o  See Equity Securities/Growth
   securities involve greater risk        securities may appreciate faster      Securities/Value Securities.
   and price volatility than              than those of larger, more
   larger, more established               established companies for many     o  Liberty Ridge Capital focuses on
   companies because they tend to         reasons. For example, small and       small and medium sized companies
   have more limited product lines,       medium sized companies tend to        with strong balance sheets that
   markets and financial resources,       have younger product lines whose      it expects will exceed consensus
   such as access to capital, and         distribution and revenues are         earnings expectations.
   may be dependent on a smaller          still maturing.
   and more inexperienced
   management group. In addition,
   small and medium sized company
   securities may trade much less
   frequently than securities of
   larger companies, making the
   prices of these securities
   subject to greater volatility.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES:

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  Technology or communications        o  Technology or communications       o  Although the Technology &
   company securities are strongly        company securities offer              Communications Portfolio will
   affected by worldwide scientific       investors significant growth          invest 25% or more of its total
   and technological developments         potential because they may be         assets in one or more of the
   and governemental laws,                responsible for breakthrough          industries within the technology
   regulations and policies, and,         products or technologies or may       and communications sector, the
   therefore, are generally more          be positioned to take advantage       Portfolio seeks to strike a
   volatile than companies not            of cutting-edge, technology-          balance among the industries in
   dependent upon or associated           related developments.                 which it invests in an effort to
   with technology or                                                           lessen the impact of negative
   communications issues.                                                       developments in the technology
                                                                                and communications sector. None
                                                                                of the other Portfolios
                                                                                concentrate their investments in
                                                                                the groups of industries within
                                                                                the technology and communications
                                                                                sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES:

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  OTC securities are not traded as    o  Increases the number of            o  Liberty Ridge Capital uses a
   often as securities listed on an       potential investments for a           highly disciplined investment
   exchange. So, if the Portfolio         Portfolio.                            process that seeks to, among
   were to sell an OTC security, it                                             other things, identify quality
   might have to offer the security    o  OTC securities may appreciate         investments that will enhance a
   at a discount or sell it in            faster than exchange-traded           Portfolio's performance
   smaller share lots over an             securities because they are
   extended period of time.               typically securities of younger,
                                          growing companies.

FOREIGN EQUITY SECURITIES:

Securities of foreign issuers, including American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch a of U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  Foreign security prices may fall    o  Favorable exchange rate            o  Each Portfolio limits the amount
   due to political instability,          movements could generate gains        of total assets it invests in
   changes in currency exchange           or reduce losses.                     foreign issuers not traded in
   rates, foreign economic                                                      the U.S. to 15%. ADRs are not
   conditions or inadequate            o  Foreign investments, which            included in this limit.
   regulatory and accounting              represent a major portion of the
   standards.                             world's securities, offer
                                          attractive potential
o  Although ADRs, EDRs and GDRs are       performance and opportunities
   alternatives to directly               for diversification.
   purchasing the underlying
   foreign securities in their
   national markets and currencies,
   they are also subject to many of
   the risks associated with
   investing directly in foreign
   securities.

o  Foreign investments, especially
   investments in emerging or
   developing markets, can be
   riskier and more volatile than
   investments in the United
   States. Adverse political and
   economic developments or changes
   in the value of foreign currency
   can make it harder for a
   Portfolio to sell its securities
   and could reduce the value of
   your shares. Differences in tax
   and accounting standards and
   difficulties in obtaining
   information about foreign
   companies can negatively affect
   investment decisions. Unlike
   more established markets,
   emerging markets may have
   governments that are less
   stable, markets that are less
   liquid and economies that are
   less developed.

ILLIQUID SECURITIES:

Securities that do not have a ready market and cannot be sold within seven days at approximately the price that the Portfolio has valued them.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  A Portfolio may have difficulty     o  Illiquid securities may offer      o  Each Portfolio may not invest
   valuing these securities               more attractive yields or             more than 15% of its net assets
   precisely.                             potential growth than comparable      in illiquid securities.
                                          widely traded securities.
o  A Portfolio may be unable to
   sell these securities at the
   time or price it desires.

MONEY MARKET INSTRUMENTS:

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments and repurchase agreements.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  Money market instrument prices      o  Money market instruments have      o  The Portfolios only invest in
   fluctuate over time.                   greater short-term liquidity,         money market instruments for
                                          capital preservation and income       temporary defensive or cash
o  Money market instrument prices         potential than longer-term            management purposes.
   may fall as a result of factors        investments such as stocks.
   that relate to the issuer, such
   as a credit rating downgrade.

o  Money market instrument prices
   may fall because of changes in
   the financial markets, such as
   interest rate changes.

DERIVATIVES SECURITIES:

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  The value of derivatives are           Derivatives may be used for a      o  Each Portfolio may use
   volatile.                              variety of purposes, including:       derivatives selectively for
                                                                                hedging, to reduce transaction
o  Because of the low margin           o  To reduce transaction costs;          costs or to manage cash flows.
   deposits required, derivatives
   often involve an extremely high     o  To manage cash flows;              o  To the extent a Portfolio enters
   degree of leverage. As a result,                                             into derivatives, it will, when
   a relatively small price            o  To maintain full market               necessary, segregate cash or
   movement in a derivative may           exposure, which means to adjust       other liquid assets equal to the
   result in immediate and                the characteristics of its            settlement amount with its
   substantial loss, as well as           investments to more closely           custodian to cover the contract.
   gain, to the investor.                 approximate those of its
   Successful use of a derivative         benchmark;
   depends on the degree to which
   prices of the underlying assets     o  To enhance returns; and
   correlate with price movements
   in the derivatives a Portfolio      o  To protect a Portfolio's
   buys or sells. A Portfolio could       investments against changes
   be negatively affected if the          resulting from market conditions
   change in market value of its          (a practice called "hedging").
   securities fails to correlate
   perfectly with the values of the
   derivatives it purchased or
   sold. Thus, a use of derivatives
   may result in losses in excess
   of the amount invested.

REIT SECURITIES:

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
The real estate industry is            o  Investments in REITs permit a      o  Liberty Ridge Capital considers
particularly sensitive to:                Portfolio to participate in           companies that it expects will
                                          potential capital appreciation        generate good cash flow from the
o  Economic factors, such as              and income opportunities in           underlying properties, have
   interest rate changes or market        various segments of the real          proven management track records,
   recessions;                            estate sector.                        and histories of increasing
                                                                                dividends.
o  Over-building in one particular
   area, changes in zoning laws, or
   changes in neighborhood values;

o  Increases in property taxes;

o  Casualty and condemnation
   losses; and

o  Regulatory limitations on rents.

REITs may expose a Portfolio to
similar risks associated with
direct investment in real estate.
REITs are more dependent upon
specialized management skills, have
limited diversification and are,
therefore, generally dependent on
their ability to generate cash flow
to make distributions to
shareholders.

THE INVESTMENT ADVISER

THE INVESTMENT ADVISER:

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087-5593, is the investment adviser for each Portfolio. Founded in 1982, Liberty Ridge Capital currently manages approximately $5.4 billion as of March 31, 2005, in assets for clients such as pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Liberty Ridge Capital makes investment decisions for each Portfolio. The Portfolios' Board of Trustees supervises Liberty Ridge Capital and establishes policies that Liberty Ridge Capital must follow in its day-to-day management activities.

For the fiscal year ended December 31, 2004, Liberty Ridge Capital waived a portion of its fee for the Small Cap Portfolio so that the effective management fee (as a percentage of average daily net assets) paid by each of the following Portfolios was as follows:

Liberty Ridge Growth II Portfolio                           0.85%
Liberty Ridge Large Cap Growth
 Concentrated Portfolio                                     0.85%
Liberty Ridge Select Value Portfolio                        0.65%
Liberty Ridge Small Cap Portfolio                           0.95%
Liberty Ridge Technology &
 Communications Portfolio                                   0.85%

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Insurance Series Fund's Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Portfolio was considered and approved by the unanimous vote, cast in person, of PBHG Insurance Series Fund's Trustees, each of whom is not an interested person of PBHG Insurance Series Fund, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Portfolio reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Portfolio exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Portfolio's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

On June 21, 2004, Liberty Ridge Capital entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in the PBHG Funds, an investment company in the same mutual fund complex as the Portfolios. In the settlements, Liberty Ridge Capital, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge Capital, among other things, to operate in accordance with enhanced corporate governance policies and practices. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolios' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of the Portfolios. In this event, the Portfolios' Board of Trustees would be required to seek new management or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge Capital, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both Federal and state courts, but have since all been consolidated in the United States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between PBHG Funds and Liberty Ridge Capital and certain of its affiliates, removal of Liberty Ridge Capital as investment adviser of PBHG Funds, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (together with the Civil Litigation, the "Litigation"). Neither PBHG Insurance Series Fund nor PBHG Funds was named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions;

pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of Additional Information.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolios. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios. In addition, if Liberty Ridge Capital is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital from serving as an investment adviser to any registered investment company, including your fund. Your fund has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PORTFOLIO MANAGERS

GROWTH II PORTFOLIO

Samuel H. Baker, CFA has managed the Growth II Portfolio since December 9, 2004. Mr. Baker joined Liberty Ridge Capital in 1996 as a portfolio manager and since that time he has co-managed a series of investment limited partnerships that invest in small sized public equity securities as well as privately placed equity securities.

LARGE CAP GROWTH CONCENTRATED PORTFOLIO

Michael S. Sutton, CFA has managed the Large Cap Growth Concentrated Portfolio since December 9, 2004. Mr. Sutton has been involved in the management of the Large Cap Growth Concentrated Portfolio since November 1999. Mr. Sutton joined Liberty Ridge Capital in October 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth manager with Stein, Roe & Farnham.

SELECT VALUE PORTFOLIO

Jerome J. Heppelmann, CFA has managed the Select Value Portfolio since December 9, 2004. Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge Capital's investment team. Prior to joining Liberty Ridge Capital,
Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

SMALL CAP PORTFOLIO

James B. Bell, III, CFA has managed the Small Cap Portfolio since December 9, 2004. Mr. Bell has been involved in the management of the Small Cap Portfolio since May, 2004. Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies. Prior to joining Liberty Ridge Capital, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

James M. Smith, CFA has managed the Technology & Communications Portfolio since December 9, 2004. Mr. Smith has been involved in the management of the Technology & Communications Portfolio since November, 2003. Mr. Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.

The Portfolios' Statement of Additional Information provides additional information about the portfolio managers' investments in the Portfolio or Portfolios that they manage, a description of their compensation structure and information regarding other accounts they manage.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

The Portfolios are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Portfolio shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Portfolio needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

PBHG Insurance Series Fund's Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented a policy of trade activity monitoring and selective use of fair value pricing to discourage excessive short-term trading in the Portfolios. Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, neither of these tools alone nor both of them taken together eliminate the possibility that excessive short-term trading activity in the Portfolios will occur. Moreover, these tools involve judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider, among other things, an investor's trading history in the Portfolios, and accounts under common ownership or control. Liberty Ridge Capital and PBHG Insurance Series Fund may modify these procedures in response to changing regulatory requirements, such as those adopted by the SEC or U.S. Department of Labor, or to enhance the effectiveness of these procedures.

TRADE ACTIVITY MONITORING

Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will work with the Participating Insurance Companies to (i) advise the shareholder that he or she must stop such activities and (ii) use its best efforts to refuse to process purchases in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Portfolio shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by holders of VA Contracts and VLI Policies through omnibus accounts maintained by Participating Insurance Companies is severely limited because the Participating Insurance Companies maintain the underlying shareholder accounts. Liberty Ridge Capital and its agents generally rely on the willingness, ability and rights of the Participating Insurance Companies to monitor trading activity and enforce the Portfolios' excessive short-term trading policy. There is no assurance that the Participating Insurance Companies will in all instances cooperate with Liberty Ridge Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Liberty Ridge Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all Participating Insurance Companies.

FAIR VALUE PRICING

The Portfolios have fair value pricing procedures in place, and PBHG Insurance Series Fund's Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Portfolio assets have been affected by events occurring after the close of trading of a securities market, but before a Portfolio calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Portfolio attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Portfolio's securities.

PRICING PORTFOLIO SHARES

The price of a Portfolio's shares is based on that Portfolio's net asset value
(NAV). A Portfolio's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Portfolio shares are priced every day at the close of regular trading on the New York Stock Exchange. Portfolio shares are not priced on days that the New York Stock Exchange is closed.

A Portfolio prices its investments for which market quotations are readily available at market value. It prices short-term investments at amortized cost, which approximates market value. It prices all other investments at fair value, as described previously under "Policy Regarding Excessive or Short-Term Trading
- Fair Value Pricing." If a Portfolio holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Portfolio's shares may change on days when its shares are not available for purchase or sale.

BUYING & SELLING PORTFOLIO SHARES

You may only buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

The Participating Insurance Company may buy Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) for your Portfolio shares to be bought at that day's NAV. Purchase orders received after the close of the New York Stock Exchange will be priced at the Portfolios' next calculated NAV. Processing of your initial purchase may take longer. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.

The Participating Insurance Company may sell Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

The Portfolio is required by Federal Law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Portfolio reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

DISTRIBUTIONS AND TAXES

Each Portfolio distributes its net investment income and net realized capital gains to shareholders at least once a year. These distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are currently tax-deferred investments. Therefore, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio's distributions for each calendar year will be detailed in the Participating Insurance Company's annual tax statement for that Portfolio. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

REVENUE SHARING

PAYMENTS BY PBHG FUND DISTRIBUTORS OR ITS AFFILIATES

From time to time, PBHG Fund Distributors (the "Distributor") or one or more of its corporate affiliates may make payments from its own resources to insurance companies or other intermediaries that sponsor VA Contracts and VLI Policies which offer or hold Portfolio shares. These payments are made in exchange for certain services provided by the insurance company or intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Portfolios, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the Portfolios. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the insurance company or other intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of the Portfolios) to sales meetings and salespeople of the intermediary. In addition, insurance companies and intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Insurance Series Fund logo.

The Distributor or its affiliates may compensate insurance companies and other intermediaries differently depending on the nature and extent of the services they provide. Insurance companies and intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments may be subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Portfolio shares and the retention of those investments by clients of the insurance company or intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through insurance companies or intermediaries.

PAYMENTS BY PBHG INSURANCE SERIES FUND

Like the Distributor, PBHG Insurance Series Fund may, from time to time, make payments to insurance companies and other intermediaries that provide administrative or recordkeeping support services, as described above. In certain cases, the payments could be significant and cause a conflict of interest for Participating Insurance Companies or other intermediaries. You can find further details in the SAI about these payments and the services provided in return by the insurance companies or intermediaries. You can also speak to your Participating Insurance Company or financial intermediary for more information about payments made by the Distributor or the Trust to such parties.

POTENTIAL CONFLICTS OF INTEREST

Participating Insurance Companies may be affiliated with one another. In addition, the interests of VA Contact and VLI Policy holders may conflict due to differences in tax treatment and other considerations. The Portfolios' Board of Trustees monitors each Portfolio for material conflicts and determines what action, if any, should be taken. For example, the Board may require a Participating Insurance Company to sell its investments in a Portfolio. As a result, the Portfolio may be forced to sell securities. In addition, the Board may refuse to sell shares of a Portfolio to a particular VA Contract or VLI Policy or may suspend or terminate sales of Portfolio shares if required by law or regulatory authority or if the action is in the best interests of the Portfolio and its shareholders.

FINANCIAL HIGHLIGHTS

A Portfolio's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all Portfolio distributions. PricewaterhouseCoopers LLP ("PWC") has audited the information contained in these financial highlights. PWC's report and the Portfolio's financial statements are included in the Portfolio's Annual Report to Shareholders, which is available, free of charge, upon request.

FOR THE PERIOD ENDED DECEMBER 31, 2004
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD

                                                Net
             Net                            Realized and                  Dividends
            Asset          Net               Unrealized                     from       Distributions
            Value,      Investment            Gains or        Total          Net           from
          Beginning       Income               Losses         from        Investment      Capital           Total
            of Year       (Loss)           on Securities   Operations      Income          Gains        Distributions
          ----------   -------------       -------------   ----------    -----------   -------------    -------------
LIBERTY RIDGE GROWTH II PORTFOLIO
2004      $     9.83   $       (0.09)(1)   $        0.74   $     0.65            --               --               --
2003            7.82           (0.08)(1)            2.09         2.01            --               --               --
2002           11.24           (0.13)              (3.29)       (3.42)           --               --               --
2001           18.88           (0.07)(1)           (7.57)       (7.64)           --               --               --
2000           23.05           (0.06)              (3.62)       (3.68)           --    $       (0.49)   $       (0.49)

LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO
2004      $     8.53   $       (0.04)(1)   $        0.63   $     0.59            --               --               --
2003            6.42           (0.05)(1)            2.16         2.11            --               --               --
2002            9.35           (0.05)              (2.88)       (2.93)           --               --               --
2001           23.63           (0.01)              (9.30)       (9.31)           --    $       (4.97)   $       (4.97)
2000           32.70           (0.09)              (7.12)       (7.21)           --            (1.86)           (1.86)

LIBERTY RIDGE SELECT VALUE PORTFOLIO
2004      $    13.83   $        0.21(1)    $        0.17   $     0.38    $    (0.30)              --    $       (0.30)
2003           12.00            0.35                1.81         2.16         (0.33)              --            (0.33)
2002           16.20            0.30               (4.35)       (4.05)        (0.15)              --            (0.15)
2001           16.13            0.15(1)             0.10         0.25         (0.04)   $       (0.14)           (0.18)
2000           15.19            0.07                2.54         2.61         (0.09)           (1.58)           (1.67)

LIBERTY RIDGE SMALL CAP PORTFOLIO
2004      $    17.49   $       (0.13)(1)   $        2.96   $     2.83            --               --               --
2003           12.58           (0.07)(1)            4.98         4.91            --               --               --
2002           18.57           (0.10)              (5.66)       (5.76)           --    $       (0.23)   $       (0.23)
2001           17.91           (0.03)               1.04         1.01    $    (0.02)           (0.33)           (0.35)
2000           13.46            0.06                4.81         4.87            --            (0.42)           (0.42)

LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO
2004      $     2.18   $       (0.01)(1)   $        0.15   $     0.14            --               --               --
2003            1.50           (0.02)(1)            0.70         0.68            --               --               --
2002            3.26           (0.03)              (1.73)       (1.76)           --               --               --
2001           24.77           (0.03)(1)          (14.63)      (14.66)           --    $       (6.85)   $       (6.85)
2000           46.01           (0.34)             (17.29)      (17.63)           --            (3.61)           (3.61)

(1)  Per share calculations were perform3ed using average shares for the years.

     Amounts desginated as "--" are either $0 or have been rounded to $0.

                                                                                            Ratio of Net
                                                                                Ratio        Investment
                                                                 Ratio       of Expenses    Income (Loss)
                                                                of Net       to Average      to Average
            Net                      Net                       Investment    Net Assets      Net Assets
           Asset                   Assets,         Ratio         Income      (Excluding      (Excluding
           Value,                    End        of Expenses      (Loss)        Waivers         Waivers       Portfolio
            End        Total       of Year       to Average    to Average    and Expense     and Expense     Turnover
          of Year     Return        (000)        Net Assets    Net Assets     Reduction)     Reduction)        Rate
          -------   ----------   ------------   ------------   -----------    -----------   -------------   ----------
LIBERTY RIDGE GROWTH II PORTFOLIO
2004      $ 10.48         6.61%  $     53,495           1.17%        (0.94)%         1.17%          (0.94)%     37.53%
2003         9.83        25.70%        71,918           1.10%        (0.90)%         1.10%          (0.90)%    194.63%
2002         7.82       (30.43)%       76,421           1.12%        (0.89)%         1.12%          (0.89)%    164.74%
2001        11.24       (40.47)%      154,096           1.07%        (0.57)%         1.07%          (0.57)%    163.56%
2000        18.88       (16.67)%      368,948           1.05%        (0.42)%         1.05%          (0.42)%    145.87%

LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO
2004      $  9.12         6.92%  $    110,140           1.10%        (0.44)%         1.10%          (0.44)%     50.45%
2003         8.53        32.87%       153,640           1.09%        (0.73)%         1.09%          (0.73)%     92.66%
2002         6.42       (31.34)%      153,089           1.08%        (0.42)%         1.08%          (0.42)%     64.94%
2001         9.35       (36.17)%      304,029           1.04%        (0.23)%         1.04%          (0.23)%     42.88%
2000        23.63       (23.87)%      669,739           1.02%        (0.33)%         1.02%          (0.33)%     38.94%

LIBERTY RIDGE SELECT VALUE PORTFOLIO
2004      $ 13.91         2.85%  $     64,049           0.92%         1.52%          0.92%           1.52%     110.53%
2003        13.83        18.29%        94,035           0.90%         1.53%          0.90%           1.53%     224.47%
2002        12.00       (25.07)%      141,322           0.87%         1.19%          0.87%           1.19%     505.46%
2001        16.20         1.72%       332,970           0.86%         0.67%          0.86%           0.67%     652.60%
2000        16.13        17.88%       118,669           0.97%         1.30%          0.97%           1.30%    1137.60%

LIBERTY RIDGE SMALL CAP PORTFOLIO
2004      $ 20.32        16.18%  $    154,841           1.20%        (0.77)%         1.25%          (0.82)%     80.68%
2003        17.49        39.03%       219,398           1.20%        (0.48)%         1.24%          (0.52)%    125.35%
2002        12.58       (31.11)%      244,139           1.20%        (0.52)%         1.22%          (0.54)%    158.64%
2001        18.57         6.07%       435,051           1.20%        (0.19)%         1.20%          (0.19)%    125.30%
2000        17.91        36.13%       274,158           1.20%         0.28%          1.21%           0.27%     185.66%

LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO
2004      $  2.32         6.42%  $    145,141           1.13%        (0.69)%         1.13%          (0.69)%     76.42%
2003         2.18        45.33%       192,967           1.10%        (0.84)%         1.10%          (0.84)%    167.83%
2002         1.50       (53.99)%      168,266           1.08%        (0.85)%         1.08%          (0.85)%    236.25%
2001         3.26       (52.32)%      453,689           1.05%        (0.58)%         1.05%          (0.58)%    285.73%
2000        24.77       (42.12)%    1,160,087           1.04%        (0.77)%         1.04%          (0.77)%    311.59%

FOR MORE INFORMATION

For investors who want more information about the Portfolio, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

Provides more information about the Portfolio and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS:

Provides financial and performance information about the Portfolio and its investments and a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year or half-year.

To obtain the SAI, Annual/Semi-Annual reports or other information and for shareholder inquiries:

BY MAIL:

PBHG INSURANCE SERIES FUND
P.O. BOX 419229
KANSAS CITY, MO 64141-6229

TELEPHONE:

1-800-347-9256

The SAI, annual and semi-annual reports are also available, free of charge, at www.pbhgfunds.com. You may also contact the Participating Insurance Company for copies of these documents.

Reports and other information about PBHG Insurance Series Fund (including the
SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Insurance Series Fund are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge by calling 800-433-0051 and on the Commission's website at www.sec.gov. PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange Commission's website at www.sec.gov.

The complete portfolio holdings of the Portfolio as of the end of each calendar quarter is available at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Portfolio's portfolio holdings for the following calendar quarter end. Further description of the Portfolio's policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

PBHG Insurance Series Fund's Investment Company Act file number 811-08009.

PBHG-ISF Prospectus 4/05

                       THIS PAGE INTENTIONALLY LEFT BLANK.

[GRAPHIC APPEARS HERE]

PBHG INSURANCE SERIES FUND PRIVACY NOTICE

Protecting Your Personal Information

PBHG Insurance Series Fund has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Portfolios, such as other financial institutions with whom we have joint marketing agreements, or to the Portfolios' proxy solicitors. These companies may only use this information in connection with the services they provide to the Portfolios, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS